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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): January 26, 2006

                            PRO-FAC COOPERATIVE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

          0-20539                                        16-6036816
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 (Commission File Number)                     (IRS Employer Identification No.)

 350 Linden Oaks, P.O. Box 30682, Rochester, New York                 14603-0682
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       (Address of Principal Executive Offices)                       (Zip Code)

                                 (585) 218-4210
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                     Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 26, 2006, Director James A. Pierson informed the Board of Directors of Pro-Fac Cooperative, Inc. (the "Cooperative") that he does not intend to stand for re-election to the Board. Mr. Pierson serves as a member of the Cooperative's audit committee. Mr. Pierson's term expires on March 22, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRO-FAC COOPERATIVE, INC.

February 1, 2006                By: /s/ Stephen R. Wright
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                                    Stephen R. Wright, Chief Executive Officer,
                                    Chief Financial Officer, General Manager and
                                    Secretary
                                    (Principal Executive Officer and
                                    Principal Financial Officer)

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